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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                 August 14, 2002



                          OPTICAL SENSORS INCORPORATED
             (Exact name of registrant as specified in its charter)


          Delaware                       0-27600                 41-1643592
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                       7615 Golden Triangle Drive, Suite A
                        Minneapolis, Minnesota 55344-3733
                    (Address of principal executive officers)

                                 (952) 944-5857
              (Registrant's telephone Number, including area code)


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Item 7.  Exhibits.

Ex. 99.1 Statement by each of Paulita M. LaPlante, Chief Executive Officer, and Wesley G. Peterson, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure

     On August 14, 2002, Optical Sensors Incorporated filed its quarterly report on Form 10-QSB for the quarterly period ended June 30, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-QSB, Paulita M. LaPlante, the President and Chief Executive Officer of Optical Sensors Incorporated and Wesley G. Peterson, the Chief Financial Officer of Optical Sensors Incorporated, submitted written statements to the Securities and Exchange Commission as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     A copy of the statements is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

     In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OPTICAL SENSORS INCORPORATED


                                       By: /s/ Paulita M. LaPlante
                                           -------------------------------------
                                           Paulita M. LaPlante
                                           President and Chief Executive Officer

Dated:  August 14, 2002


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                          OPTICAL SENSORS INCORPORATED
                                    FORM 8-K
                                  Exhibit Index
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
Exhibit
  No.                                 Description                                    Method of Filing
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
 99.1       Statement by each of Paulita M. LaPlante, Chief Executive Officer, and Wesley G. Peterson, Chief Financial Officer, pursuant to 18
            U.S.C. Section 1350, as adopted pursuant to Section 906 of the
            Sarbanes-Oxley Act of 2002                                                 Filed herewith